Exhibit 99.2


FOR IMMEDIATE RELEASE
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 Toys "R" Us, Inc. Announces Intention to Purchase All Remaining Senior Notes
              Included in Scheduled Remarketing of Senior Notes

Wayne, NJ, May 10, 2005 - Toys "R" Us, Inc. (NYSE: TOY) announced that it intends to purchase all of its remaining $21,813,000 aggregate principal amount of Senior Notes due August 16, 2007 (the "Notes") in the remarketing of the Notes that is scheduled to occur on May 11, 2005. The Notes were issued on May 28, 2002 as part of its Equity Security Units in the form of Normal Units. No holders of Normal Units elected to exclude their Notes from the remarketing by 10:00 a.m., New York City time, on May 5, 2005 (which was the deadline for opting out of the remarketing). All Notes not purchased by the Company in its previously announced tender offer will be remarketed to the Company. Following the remarketing, holders of Normal Units will hold Normal Units consisting of a purchase contract to buy shares of the Company's common stock and the applicable ownership interest in the treasury portfolio that will be substituted for the Notes following the remarketing.

THIS ANNOUNCEMENT IS NOT AN OFFER TO BUY OR A SOLICITATION OF AN OFFER TO SELL ANY SECURITIES.

Toys "R" Us, Inc. is one of the leading specialty toy retailers in the world. It currently sells merchandise through more than 1,500 stores, including 680 toy stores in the U.S. and 608 international toy stores, including licensed and franchise stores as well as through its Internet sites at www.toysrus.com, www.imaginarium.com and www.sportsrus.com. Babies "R" Us, a division of Toys "R" Us, Inc., is the largest baby product specialty store chain in the world and a leader in the juvenile industry, and sells merchandise through 219 stores in the U.S. as well as on the Internet at www.babiesrus.com.

This press release contains "forward-looking" statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. All statements herein that are not historical facts, including statements about our beliefs or expectations, are forward-looking statements. We generally identify these statements by words or phrases such as "anticipate," "estimate," "plan," "expect," "believe," "intend," "will," "may," and similar words or phrases. These statements discuss, among other things, our strategy, store openings and renovations, future financial or operational performance, anticipated cost savings, results of restructurings, anticipated domestic or international developments, our proposed merger, and other goals, targets and future occurrences and trends. These statements are subject to risks, uncertainties and other factors, including, among others, competition in the retail industry, seasonality of our business, changes in consumer preferences and consumer spending patterns, general economic conditions in the United States and other countries in which we conduct our business, the timing and receipt of approvals for the proposed merger, our ability to implement our strategy, availability of adequate financing, our dependence on key vendors of our merchandise, domestic and international events affecting the delivery of toys and other products to our stores, economic, political and other developments associated with our international operations, existence of adverse litigation, and risks, uncertainties and factors set forth in our reports and documents filed with the Securities and Exchange Commission (which reports and documents should be read in conjunction with this press release). We believe that all forward-looking statements are based upon reasonable assumptions when made; however, we caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that, accordingly, you should not place undue reliance on these statements. Forward-looking statements speak only as of the date when made, and we undertake no obligation to update these statements in light of subsequent events or developments. Actual results and outcomes may differ materially from anticipated results or outcomes discussed in forward-looking statements.

Contact:
Ursula H. Moran
Investor Relations
973-617-5756